Exhibit 10.31
Cardinal Ethanol, LLC
Employee Bonus Plan
Fiscal Year 2010-2011
The purpose in developing a Bonus Plan for Cardinal employees is to reward the team when the Company shows financial results that are directly impacted by the performance of the entire staff. The Plan is made up of goals in 2 categories: Financial and Team.
For the purpose of the Plan, wages are defined as the amount paid during the defined period and limited to regular pay, overtime, holiday, and paid time off (PTO).
Management Staff is defined as the CEO, CFO, Plant Manager, Commodity Manager, Production Manager, Maintenance Manager, Environmental/Health/Safety Manager, and the Lab Manager.
Rules of the Plan:
A)	All plan payouts must be approved by the Board of Directors.
B)	Employee must be employed on the day that the Board approves the payout to be eligible for any Bonus Pay.
C)	Employee must be working from October 1, 2010 to September 30, 2011 to be eligible for the full bonus.
Part A (Financial Goal):
A)	Eligibility for the Financial Goal payout (Part A) portion of the plan begins at $7,500,000 net income. Nothing will be paid out under Part A if the Company doesn’t meet this minimum net income.
B)	Part A is eligible to all employees that meet the eligibility requirements.
C)	For the purposes of this plan, the Management Team, as defined, will not be eligible for a bonus under Part A.
D)	Payout will be made prior to December 31, 2011 once the fiscal year end results are calculated and approved.
Part B (Team Goals):
A)	Team Goals (Part B) are not subject to a minimum net income requirement.
B)	Payout for Part B will be made quarterly and based on company “Operational Statistics” by quarter.
C)	Employee must be employed on the last day of the quarter to receive any payout from Part B.
D)	Employee does not need to have worked the full quarter to be eligible. Payout will be made by the month end following the end of the quarter.
E)	Part B is applicable to all employees that meet the eligibility requirements.
Revised
8-4-10

Plan Theory:
1)	The Company has to achieve a degree of financial success in order for the plan to payout under Part A.
2)	Part A requires the Company to make greater than $7,500,000 in net income to payout. This is ~a 10% return to investors before any bonuses are paid out.
3)	The “Team” has to meet acceptable safety and production goals in order for the plan to payout under Part B.
4)	There is a Part C that is specific to Management Staff, as defined.
The Plan:
Financial Goal (Part A)
Goal: Cardinal Ethanol, LLC must have a net income of > $7,500,000 at the fiscal year end to trigger a payout.
Payout Formula:
•	If net income is less than $7,500,000, the Company will not make a contribution to Employee Part A.
•	If net income is greater than or equal to $7,500,000 and less than or equal to $11,999,999, the Company will contribute to eligible employees an amount equal to 5% of the employee’s wages (as defined).
•	If net income is greater than or equal to $12,000,000, and less than or equal to $19,999,999, the Company will contribute to eligible employees an amount equal to 7.5% of the employee’s wages (as defined).
•	If net income is greater than or equal to $20,000,000, the company will contribute to eligible employees an amount equal to 10% of the employee’s wages (as defined).
Team Goal (Part B)
Goal 1: to reduce recordable injuries and lost-time accidents (subject to OSHA criteria).
Payout Formula:
•	If a Cardinal employee sustains a “Lost Time Accident” during the quarter there will be no (0) payout for the quarter.
•	If “Recordable” incidences are greater than 1 for the quarter, there will be no (0) payout for the quarter.
•	If “Recordable” incidences equal 1 for the quarter, a payout of 1% of the employee’s wage (as defined) for the quarter will be contributed to the bonus under Part B.
•	If “Recordable” incidences equal zero (0) for the quarter, a payout of 3% of the employee’s wage (as defined) for the quarter will be contributed to the bonus under Part B.
Revised
8-4-10

Goal 2: to achieve an undenatured ethanol yield (moisture corrected) of greater than 2.715 gal/bushel.
Payout Formula:
•	If the moisture corrected, undenatured yield is less than 2.716 the payout will be zero (0).
•	If the moisture corrected, undenatured yield is between 2.716 — 2.735, the Company will contribute to Employee Part B an amount equal to 1/2% of the employee’s quarterly wage (as defined).
•	If the moisture corrected, undenatured yield is between 2.736 — 2.755, the Company will contribute to Employee Part B an amount equal to 1 1/2% of the employee’s quarterly wage (as defined).
•	If the moisture corrected, undenatured yield is between 2.756 — 2.775, the Company will contribute to Employee Part B an amount equal to 2 1/2% of the employee’s quarterly wage (as defined).
•	If the moisture corrected, undenatured yield is above 2.775, the Company will contribute to Employee Part B an amount equal to 4 1/2% of the employee’s quarterly salary.
Management (Part C)
Goal: to provide additional incentive to the management team who ultimately have the responsibility of directing and leading the team to achieve greater successes.
The eligible management team consists of: CEO, CFO, Plant Manager, Commodity Manager, Production Manager, Maintenance Manager, Environmental/Health/Safety Manager, and Lab Manager.
Payout Formula:
•	If net income is less than $7,500,000, the Company will not make a contribution to Employee Part C.
•	If net income is greater than or equal to $7,500,000 and less than or equal to $11,999,999, the Company will contribute to eligible employees an amount equal to 10% of the employee’s wages (as defined).
•	If net income is greater than or equal to $12,000,000, and less than or equal to $19,999,999, the Company will contribute to eligible employees an amount equal to 15% of the employee’s wages (as defined).
•	If net income is greater than or equal to $20,000,000, the company will contribute to eligible employees an amount equal to 20% of the employee’s wages (as defined).
Revised
8-4-10